Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment to the quarterly report on Form 10-QSB/A of Technest Holdings, Inc. (the “Company”) for the quarter ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company do hereby certify, to their best knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph P. Mackin	/s/ Gino M. Pereira
Joseph P. Mackin	Gino M. Pereira
Chief Executive Officer	Chief Financial Officer
Date: January 24, 2007	Date: January 24, 2007